PROMISSORY NOTE

Amount: $350,000.00

Date: January 25, 2013

FOR VALUE RECEIVED, the undersigned, Hao & Han, LLC, a Florida limited liability company (the "Borrower"), promises to pay to the order of EACO CORPORATION, a Florida corporation (the "Lender"), the principal sum of THREE HUNDRED AND FIFTY THOUSAND AND 00/100 DOLLARS ($350,000.00), together with interest thereon at the rate of seven percent (7%) per annum.

This Note shall be due and payable in equal installments of $15,670.40 each, inclusive of principal and interest. All payments shall be applied first to accrued and unpaid interest, and then to principal. The first installment shall be due and payable on March 1, 2013, and a like installment shall be due and payable on the 1st day of each succeeding month thereafter until this Note shall have been fully paid and satisfied; provided, however, that on February 1, 2015, the final maturity of this Note, the entire principal balance of this Note then unpaid and all accrued interest then unpaid shall be finally due and payable.

All payments hereunder shall be payable in lawful money of the United States of America and shall be paid at the following address of the Lender or to any other address as the Lender may designate in writing from time to time: EACO Corporation, 1500 N. Lakeview Avenue, Anaheim, CA 92807. The Borrower may prepay this Note in full or in part at any time without penalty.

The payment of this Note is secured by a Mortgage and Security Agreement ("Mortgage") of even date herewith and recorded or to be recorded in the County of Seminole, State of Florida, and by this reference is incorporated herein.

If any payment is not timely made and remains unpaid for a period of ten (10) days after the due date of such payment, Borrower shall pay Lender a late charge equal to five percent (5%) of each such late payment. In addition, in the event any payment remains upaid for a period of ten (10) days after the due date of such payment, or if the Borrower violates any of the terms or breaches any of the conditions of the Mortgage, the entire principal sum and accrued interest shall become due and payable without notice at the option of the Lender. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon such default, the principal balance due under the Note and any part thereof, and accrued and unpaid interest, if any, shall bear interest at the highest legal rate permissible under the laws of Florida, from the due date thereof until the date of actual payment.

The remedies of the Lender as provided herein and in any other documents governing or securing the repayment hereof, shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender. The Lender may exercise such remedies as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be

effective unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event.

Borrower agrees to pay the Lender reasonable attorneys' fees for the services of counsel employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. Borrower shall indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes or other taxes (including interest and penalties, if any) which may be payable with respect to this transaction.

The total liability of the Borrower for payment of interest shall not exceed any limitations imposed upon the payment of interest by applicable usury laws. If the Lender receives or charges any interest in excess of that amount, the Borrower shall be entitled to an immediate refund of such excess.

The Borrower hereby (a) waives demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (b) agrees to any substitution, addition or release of any collateral or any party or person primarily or secondarily liable hereon; (c) agrees that Lender shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; (d) consents to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgency with respect hereto without notice, consent or consideration to any of them; and (e) agrees that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Lender of any such person), it shall be and remain, directly and primarily, liable for all sums due under this Note.

Whenever used in this Note, the words the "Borrower" and the "Lender" shall be deemed to include the Borrower and the Lender named in the opening paragraph of this Note, and their respective successors and assigns. It is expressly understood and agreed that the Lender shall never be construed for any purpose as a partner, joint venturer, co-principal or associate of the Borrower, or of any person or party claiming by, through or under the Borrower in the conduct of their respective businesses.

This Note shall be construed and enforced in accordance with Florida law, and it shall be binding on the successors and assigns of the parties hereto.

Florida documentary stamp taxes in the amount of $1,225.00 and intangible taxes in the amount of $700.00 due on this Note have been paid and affixed to that certain Mortgage made by and between Lender and Borrower, to be recorded in the Public Records of Seminole County, Florida.

[Signature page follows]

DEBTOR:
HAO & HAN, LLC
a Florida limited liability company

By: 郑瑞珠
Name: Rui Zhu Zheng
Title: Manager.

STATE OF FLORIDA)
COUNTY OF ORANGE)

THE FOREGOING INSTRUMENT was acknowledged before me this 25th day of January, 2013 by Rui Zhu Zheng, as manager of HAO & HAN, LLC, a Florida limited liability company, who is personally known to me _______ or has produced FLA. D. L. ~~and~~ __________ as identification and who did / did not take an oath. [initials]

AGNES MAN YEE CHAU
Notary Public - State of Florida
My Comm. Expires Jul 25, 2013
Commission # DD 885243
Bonded Through National Notary Assn.

[signature]

Notary Public, State of Florida
My Commission expires:

PERSONAL GUARANTY AGREEMENT

In consideration to the execution of the Promissory Note and Mortgage and Security Agreement given by **HAO & HAN LLC, a Florida limited liability company ("Borrower")** dated January 25, 2013 to **EACO CORPORATION, a Florida corporation ("Lender")**, with the principal amount of Three Hundred and Fifty Thousand Dollars ($350,000.00) and to assure the full and complete performance by the Borrower and of all its obligations undertaken by the Borrower with respect to the aforesaid Note and Mortgage, together with other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned unconditionally guarantees to the Lender and becomes personally liable for the full and timely payment, whether by declaration, acceleration or otherwise, of all payments of any nature whatsoever during the term of this Note and Mortgage, along with any other amounts which may become due, including without limitation, all costs and expenses of enforcement and collection including reasonable attorneys' fees.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has executed this Personal Guaranty Agreement as of this 25th day of January, 2013.

Guarantor:

郑瑞珠
____
RUI ZHU ZHENG
2906 Plaza Terrace Drive
Orlando, FL 32803

STATE OF FLORIDA
COUNTY OF ORANGE

THE FOREGOING INSTRUMENT was acknowledged before me this 25th day of January, 2013 by Rui Zhu Zheng who is personally known to me ______ or who has produced FLA D.L. as identification.

AGNES MAN YEE CHAU
Notary Public - State of Florida
My Comm. Expires Jul 25, 2013
Commission # DD 885243
Bonded Through National Notary Assn.

____
Notary Public, State of Florida
My Commission expires:

PERSONAL GUARANTY AGREEMENT

In consideration to the execution of the Promissory Note and Mortgage and Security Agreement given by **HAO & HAN LLC, a Florida limited liability company ("Borrower")** dated January 25, 2013 to **EACO CORPORATION, a Florida corporation ("Lender")**, with the principal amount of Three Hundred and Fifty Thousand Dollars ($350,000.00) and to assure the full and complete performance by the Borrower and of all its obligations undertaken by the Borrower with respect to the aforesaid Note and Mortgage, together with other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned unconditionally guarantees to the Lender and becomes personally liable for the full and timely payment, whether by declaration, acceleration or otherwise, of all payments of any nature whatsoever during the term of this Note and Mortgage, along with any other amounts which may become due, including without limitation, all costs and expenses of enforcement and collection including reasonable attorneys' fees.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has executed this Personal Guaranty Agreement as of this 25th day of January, 2013.

Guarantor:

____
MIN CHEN
2906 Plaza Terrace Drive
Orlando, FL 32803

STATE OF FLORIDA
COUNTY OF ORANGE

THE FOREGOING INSTRUMENT was acknowledged before me this 25th day of January, 2013 by Min Chen who is personally known to me ______ or who has produced FLA D.L. as identification.

AGNES MAN YEE CHAU
Notary Public - State of Florida
My Comm. Expires Jul 25, 2013
Commission # DD 885243
Bonded Through National Notary Assn.

____
Notary Public, State of Florida
My Commission expires: